UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2006

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street
Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition

On April 6, 2006, Mothers Work, Inc. (“Mothers Work”) issued a press release announcing its sales results for the month of March 2006. In the release, Mothers Work also provided guidance information related to earnings for its second quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The disclosure in this Current Report, including in the Exhibit attached hereto, of any financial information shall not constitute an admission that such information is material.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press release of Mothers Work, Inc. issued April 6, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 12, 2006	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Mothers Work, Inc. issued April 6, 2006